February 24, 1999




Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

                  Re:  National Discount Brokers Group, Inc.:  Form 8-K

Dear Sir/Madam:

         On behalf of National Discount Brokers Group, Inc. (the "Company"), enclosed for filing is a copy of the Company's Current Report on Form 8-K, including exhibits thereto.

         If you have any questions or comments regarding this filing, please call me at (201) 946-2200.

                                                     Very truly yours,

                                                     \s\Denise Isaac
                                                     -------------------
                                                     Denise Isaac
                                                     Chief Financial Officer

Enclosures

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                February 22, 1999

                      NATIONAL DISCOUNT BROKERS GROUP, INC.
               (Exact name of Registrant as specified in Charter)


 Delaware                            1-9480                       22-2394480
 (State or other jurisdiction        (Commission                  (IRS Employer
  of incorporation)                  File Number)                 Identification
                                                                  Number)



    10 Exchange Place Centre, 15th Floor, Jersey City, New Jersey 07302-3913
    (Address of principal executive office)                       (Zip Code)


       Registrant's telephone number including area code:   (201) 946-2200
                                                            --------------


                                 Not Applicable
         (Former name and former address, as changed since last report)

Item 4.         Changes in Registrant's Certifying Accountant


         On February 12, 1999, KPMG LLP (the "Former Accountants"), who were engaged as the accountants to audit the financial statements of National Discount Brokers Group, Inc. (the "Company"), resigned by mutual agreement with the Company. The Former Accountants have read the Company's previously filed Form 8-K dated February 12, 1999 reporting on their resignation and have confirmed by letter filed with this Form 8-K addressed to the Securities and Exchange Commission the accuracy of certain information in the Form 8-K.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits



         (c)  Exhibits                                 Description

          Exhibit No.  16          Former Accountants' Letter Regarding Form 8-K




                                           SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        National Discount Brokers Group, Inc.
                                        Registrant


Dated:  February 24, 1999               By:
                                           -------------------------------------
                                           Name:  Arthur Kontos
                                           Title:  President and Chief
                                                   Executive Officer

KPMG                                                                 EXHIBIT 16
757 Third Avenue
New York, NY 10017





February 22, 1999

Office of the Chief Accountant
Securities and Exchange Commission
SECPS Letter Files
Mail Stop 9-5
450 Fifth Street, N.W.
Washington, D.C. 20549


Ladies and Gentlemen:

We were previously principal accountants for National Discount Brokers Group, Inc. and, under the date of July 15, 1998, we reported on the consolidated financial statements of National Discount Brokers Group, Inc. and subsidiaries as of and for the years ended May 31, 1998 and 1997. On February 12, 1999, we resigned. We have read National Discount Brokers Group, Inc. statements included under Item 4 of its Form 8-K dated February 12, 1999, and we agree with such statements, except for Items 4 (b) and (c), as we have no basis to confirm such statements.

Very truly yours,



KPMG LLP


cc:      Arthur Kontos -   National Discount Brokers Group, Inc.
         Paul Wirth - KPMG LLP
         Steven Gallotta - KPMG LLP